UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2011

GOOD EARTH LAND SALES COMPANY
(Exact name of registrant as specified in its charter)

Florida	333-139220	20-1993383
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
7217 First Avenue S.
St. Petersburg, FL 33707
(Address of principal executive offices)

(727) 656-3092
(Registrant's telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The sole director of Good Earth Land Sales Company (the “Company”) approved an amendment to the Company’s Articles of Incorporation to change the Company’s name to “Tresor Corporation” (the “Amendment”) and submitted the Amendment to the stockholders for approval. On May 20, 2011, Tresor Jewellery Group Limited, the holder of approximately 99% of the issued and outstanding shares of the Company’s common stock approved the Amendment.

The Amendment will become effective upon filing of the Articles of Amendment with the Secretary of State of the State of Florida, which the Company expects will be filed promptly following the approval of the name change by the Financial Industry Regulatory Authority (FINRA).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD EARTH LAND SALES COMPANY

Date: May 25, 2011

By: /s/ Ou, Chu Pan
Ou, Chu Pan
Chief Executive Officer